Exhibit 99.1

Vistra Reports Third Quarter 2025 Results,

Narrows 2025 Guidance, and Initiates 2026 Guidance

Earnings Release Highlights

•	Third quarter 2025 GAAP Net Income of $652 million and third quarter Ongoing Operations Adjusted EBITDA[1] of $1,581 million.

•

Narrowed 2025 Ongoing Operations Adjusted EBITDA[1] guidance range to $5.7 billion to $5.9 billion and raised the midpoint and narrowed the guidance range for Ongoing Operations Adjusted FCFbG[1] to $3.3 billion to $3.5 billion.

•	Initiated 2026 Ongoing Operations Adjusted EBITDA[1] and Ongoing Operations Adjusted FCFbG[1] guidance ranges of $6.8 billion to $7.6 billion and $3.925 billion to $4.725 billion, respectively.

•	Provided midpoint opportunity[2] for 2027 Ongoing Operations Adjusted EBITDA[1] of $7.4 billion to $7.8 billion.

•	Board authorized an additional $1.0 billion of share repurchases, which is expected to be utilized by year-end 2027.

•	Completed the acquisition of seven natural gas plants from Lotus Infrastructure Partners.

•	Announced plan to build two new natural gas power units totaling 860 MW of capacity in West Texas.

•	Announced a 20-year power purchase agreement (“PPA”) with an investment grade counterparty for 1,200 MW from our Comanche Peak Nuclear Plant in Texas.

IRVING, Texas — Nov. 6, 2025 — Vistra Corp. (NYSE: VST) today reported its third quarter 2025 financial results and other highlights.

“Vistra wrapped up an active third quarter marked by disciplined growth and a focus on meeting customer needs across key markets, leading to several significant milestones,” said Jim Burke, president and CEO of Vistra. “In September we announced plans to move forward with two new natural gas power units, which together will add approximately 860 MW of capacity in the Permian to aid in meeting West Texas’ growing power needs, particularly as the oil and gas industry electrifies operations. Next, we entered into a 20-year PPA at our Comanche Peak Nuclear Power Plant that we expect will underwrite continued operations at the plant through the middle of this century. And most recently, we successfully closed the acquisition of seven natural gas plants, adding approximately 2,600 MW of capacity to our portfolio, furthering our capabilities across the Midwest, Northeast, and California markets. These announcements underscore our commitment to deliver solutions to meet the growing power demand needs while growing our earnings over the medium and long-term.”

“The Vistra team continues to execute on our core competency of operating a diverse generation fleet and providing power for our customers. We are committed to reliably powering homes and businesses across the United States, and we look forward to finishing the year strong,” Burke concluded.

Vistra – Press Release

Nov. 6, 2025, Page 2

Summary of Financial Results for the Three and Nine Months Ended September 30, 2025 and 2024

(Unaudited) (Millions of Dollars)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net income	$652	$1,837	$711	$2,322
Ongoing operations Adjusted EBITDA	$1,581	$1,438	$4,170	$3,660
Adjusted EBITDA by Segment
Retail	$37	$102	$977	$863
Texas	$784	$762	$1,416	$1,433
East	$719	$529	$1,651	$1,242
West	$63	$70	$174	$183
Corporate and Other	$(22)	$(25)	$(48)	$(61)
Asset Closure	$(17)	$(11)	$(58)	$(55)

For the quarter ended September 30, 2025, Vistra reported Net Income of $652 million and Ongoing Operations Adjusted EBITDA1 of $1,581 million. Net Income for the third quarter 2025 decreased $(1,185) million compared to the third quarter 2024, driven primarily by lower unrealized mark-to-market gains on derivative positions with a decrease of $(1,671) million, and impacts of the Martin Lake Unit 1 outage, partly offset by the recognition of nuclear production tax credit (PTC) revenue and higher capacity prices. Ongoing Operations Adjusted EBITDA for the third quarter 2025 increased by $143 million compared to the third quarter 2024, driven primarily by higher realized energy and capacity prices, and the recognition of nuclear PTC revenue, partly offset by the impacts of the Martin Lake Unit 1 outage.

Guidance

($ in millions)	Narrowed 2025 Guidance Ranges	Initiated 2026 Guidance Ranges
Ongoing Operations Adjusted EBITDA	$5,700 - $5,900	$6,800 - $7,600
Ongoing Operations Adjusted FCFbG	$3,300 - $3,500	$3,925 - $4,725

As of October 31, 2025, Vistra had hedged approximately 98% of its expected generation volumes for 2025, approximately 96% for 2026, and approximately 70% for 2027. The company’s comprehensive hedging program supports the narrowed 2025 guidance ranges, the initiated 2026 guidance ranges, and the 2027 midpoint opportunity.

Vistra – Press Release

Nov. 6, 2025, Page 3

Share Repurchase Program

As of October 31, 2025:

•	Vistra executed ~$5.6 billion in share repurchases since November 2021.

•	Vistra had ~339 million shares outstanding, representing a ~30% reduction of the amount of the shares outstanding on Nov. 2, 2021.

•

Vistra’s Board of Directors authorized an additional $1.0 billion of share repurchases. ~$2.2 billion dollars of the share repurchase authorization remained available, which we expect to complete by year-end 2027.

Clean Energy Investments

Vistra continues to strategically and cost-effectively grow its fleet of zero-carbon resources, focusing on nuclear, solar, and energy storage. During the third quarter, the company advanced these efforts by:

•	Beginning construction on our Newton Solar & Energy Storage Facility (MISO), located onsite at our Newton Power Plant, with expected capacity of 52-MW solar/ 2-MW storage.

•	Obtaining a power purchase agreement and advancing construction at Deer Creek Solar & Energy Storage Facility (CAISO), 50-MW solar/50-MW storage, with commercial operations expected mid-2026.

•	Achieved commercial operations date (COD) for our new Oak Hill 200 MW solar facility supported by a power purchase agreement with Amazon in Texas (ERCOT).

•	Progressing with construction in support of a power purchase agreement at our Pulaski 405 MW new solar facility with Microsoft in Illinois (MISO).

Liquidity

As of September 30, 2025, Vistra had total available liquidity of approximately $3,705 million, including cash and cash equivalents of $602 million, $2,459 million of availability under its corporate revolving credit facility, and $644 million of availability under its commodity-linked revolving credit facility. Available capacity under the commodity-linked revolving credit facility reflects the borrowing base of $644 million and excludes $1,106 million of commitments under the facility that were not available to be drawn as of September 30, 2025.

Vistra – Press Release

Nov. 6, 2025, Page 4

Earnings Webcast

Vistra will host a webcast today, Nov. 6, 2025, beginning at 10 a.m. ET (9 a.m. CT) to discuss these results and related matters. The live webcast and the accompanying slides that will be discussed on the call can be accessed via Vistra’s website at www.vistracorp.com under “Investor Relations” and then “Events & Presentations.” Participants can also listen by phone by registering here prior to the start time of the call to receive a conference call dial-in number. A replay of the webcast will be available on Vistra’s website for one year following the live event.

About Vistra

Vistra (NYSE: VST) is a leading, Fortune 500 integrated retail electricity and power generation company based in Irving, Texas, that provides essential resources to customers, businesses, and communities from California to Maine. Vistra is a leader in transforming the energy landscape, with an unyielding focus on reliability, affordability, and sustainability. The company safely operates a reliable, efficient power generation fleet of natural gas, nuclear, coal, solar, and battery energy storage facilities while taking an innovative, customer-centric approach to its retail business. Learn more at https://www.vistracorp.com.

Media

Meranda Cohn

214-875-8004

Media.Relations@vistracorp.com

Analysts

Eric Micek

214-812-0046

Investor@vistracorp.com

1 Ongoing Operations excludes the Asset Closure segment. Ongoing Operations Adjusted EBITDA and Ongoing Operations Adjusted Free Cash Flow before Growth are non-GAAP financial measures. Any reference to “Ongoing Operations Adjusted FCFbG” is a reference to Ongoing Operations Adjusted Free Cash Flow before Growth. See the “Non-GAAP Reconciliation” tables for further detail. Total segment information may not tie due to rounding.

2 Midpoint opportunities are not intended to be guidance and represent only our estimate of potential opportunities for Ongoing Operations Adjusted EBITDA in 2027 based on market curves as of October 31, 2025. Actual results could vary and are subject to a number of risks, uncertainties and factors, including power price market movements and our hedging strategy. We have not provided a quantitative reconciliation of Ongoing Operations Adjusted EBITDA opportunities for 2027 to GAAP net income (loss) because we cannot, without unreasonable effort, calculate certain reconciling items with confidence due to the variability, complexity, and limited visibility of the adjusting items that would be excluded from Ongoing Operations Adjusted EBITDA in such out year periods.

Vistra – Press Release

Nov. 6, 2025, Page 5

About Non-GAAP Financial Measures and Items Affecting Comparability

“Adjusted EBITDA” (EBITDA as adjusted for unrealized gains or losses from hedging activities, tax receivable agreement impacts, reorganization items, and certain other items described from time to time in Vistra’s earnings releases), “Adjusted Free Cash Flow before Growth” (or “Adjusted FCFbG”) (cash from operating activities excluding changes in margin deposits and working capital and adjusted for capital expenditures (including capital expenditures for growth investments), other net investment activities, and other items described from time to time in Vistra’s earnings releases), “Ongoing Operations Adjusted EBITDA” (adjusted EBITDA less adjusted EBITDA from Asset Closure segment) and “Ongoing Operations Adjusted Free Cash Flow before Growth” or “Ongoing Operations Adjusted FCFbG” (adjusted free cash flow before growth less cash flow from operating activities from Asset Closure segment before growth) are “non-GAAP financial measures.” A non-GAAP financial measure is a numerical measure of financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in Vistra’s consolidated statements of operations, comprehensive income, changes in stockholders’ equity and cash flows. Non-GAAP financial measures should not be considered in isolation or as a substitute for the most directly comparable GAAP measures. Vistra’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies.

Vistra uses Adjusted EBITDA as a measure of performance and believes that analysis of its business by external users is enhanced by visibility to both Net Income prepared in accordance with GAAP and Adjusted EBITDA. Vistra uses Adjusted Free Cash Flow before Growth as a measure of liquidity and performance, and believes that analysis of capital available to allocate for debt service, growth, and return of capital to stockholders is supported by disclosure of both cash provided by (used in) operating activities prepared in accordance with GAAP as well as Adjusted Free Cash Flow before Growth. Vistra uses Ongoing Operations Adjusted EBITDA as a measure of performance and Ongoing Operations Adjusted Free Cash Flow before Growth as a measure of liquidity and performance, and Vistra’s management and board of directors have found it informative to view the Asset Closure segment as separate and distinct from Vistra’s ongoing operations. The schedules attached to this earnings release reconcile the non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP.

Cautionary Note Regarding Forward-Looking Statements

The information presented herein includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Vistra Corp. (“Vistra”) operates and beliefs of and assumptions made by Vistra’s management, involve risks and uncertainties, which are difficult to predict and are not guarantees of future performance, that could significantly affect the financial results of Vistra. All statements, other than statements of historical facts, that are presented herein, or in response to questions or otherwise, that address activities, events or developments that may occur in the future, including such matters as activities related to our financial or operational projections, financial condition and cash flows, projected synergy, net debt targets, capital allocation, capital expenditures, liquidity, projected Adjusted EBITDA to free cash flow conversion rate, dividend policy, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of power generation assets, market and industry developments and the growth of our businesses and operations, including potential transactions with large load facilities at our nuclear and natural gas plants (often, but not always, through the use of words or phrases, or the negative variations of those words or other comparable words of a future or forward-looking nature, including, but not limited to: “intends,” “plans,” “will likely,” “unlikely,” “believe,” “confident”, “expect,” “seek,” “anticipate,” “estimate,” “continue,” “will,” “shall,” “should,” “could,” “may,” “might,” “predict,” “project,” “forecast,” “target,” “potential,” “goal,” “objective,” “guidance” and “outlook”), are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although Vistra believes that in making any such forward-looking statement, Vistra’s expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-looking statement, including, but not limited to: (i) adverse changes in general economic or market conditions (including changes in interest rates) or changes in political conditions or federal or state laws and regulations; (ii) the ability of Vistra to execute upon its contemplated strategic, capital allocation, performance, and cost-saving initiatives and to successfully integrate acquired businesses; (iii) actions by credit ratings agencies; (iv) the severity, magnitude and duration of extreme weather events, contingencies and uncertainties relating thereto, most of which are difficult to predict and many of which are beyond our control, and the resulting effects on our results of operations, financial condition and cash flows; and (v) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by Vistra from time to time, including the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” in Vistra’s annual report on Form 10-K for the year ended December 31, 2024 and subsequently filed quarterly reports on Form 10-Q.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, Vistra will not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all of them; nor can Vistra assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

Vistra – Press Release

Nov. 6, 2025, Page 6

VISTRA CORP.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited) (Millions of Dollars)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Operating revenues	$4,971	$6,288	$13,154	$13,187
Fuel, purchased power costs, and delivery fees	(2,370)	(2,207)	(6,791)	(5,520)
Operating costs	(655)	(616)	(2,081)	(1,742)
Depreciation and amortization	(460)	(466)	(1,523)	(1,306)
Selling, general, and administrative expenses	(444)	(411)	(1,254)	(1,137)
Impairment of long-lived assets	(5)	—	(73)	—

Operating income	1,037	2,588	1,432	3,482
Other income, net	105	136	291	282
Interest expense and related charges	(286)	(332)	(908)	(743)
Impacts of Tax Receivable Agreement	—	—	—	(5)

Net income before income taxes	856	2,392	815	3,016
Income tax expense	(204)	(555)	(104)	(694)

Net income	$652	$1,837	$711	$2,322
Net (income) loss attributable to noncontrolling interest	—	51	—	(104)

Net income attributable to Vistra	$652	$1,888	$711	$2,218
Cumulative dividends attributable to preferred stock	(48)	(48)	(144)	(144)

Net income attributable to Vistra common stock	$604	$1,840	$567	$2,074

Vistra – Press Release

Nov. 6, 2025, Page 7

VISTRA CORP.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited) (Millions of Dollars)

	Nine Months Ended September 30,
	2025	2024
Cash flows - operating activities:
Net income	$711	$2,322
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	2,225	1,891
Deferred income tax expense (benefit), net	68	666
Impairment of long-lived and other assets	73	—
Unrealized net (gain) loss from mark-to-market valuations of commodities	367	(1,725)
Unrealized net loss from mark-to-market valuations of interest rate swaps	84	26
Unrealized net gain from nuclear decommissioning trusts	(164)	(133)
Asset retirement obligation accretion expense	100	84
Bad debt expense	152	132
Stock-based compensation expense	82	76
Involuntary conversion gain	(80)	—
Other, net	36	(14)
Changes in operating assets and liabilities:
Margin deposits, net	(361)	855
Accrued interest	32	11
Accrued taxes	(19)	(40)
Accrued employee incentive	(106)	(78)
Other operating assets and liabilities	(562)	(863)

Cash provided by operating activities	2,638	3,210

Cash flows - investing activities:
Capital expenditures, including nuclear fuel purchases and LTSA prepayments	(1,916)	(1,648)
Energy Harbor acquisition (net of cash acquired)	—	(3,065)
Proceeds from sales of nuclear decommissioning trust fund securities	4,120	1,573
Investments in nuclear decommissioning trust fund securities	(4,138)	(1,590)
Proceeds from sales of environmental allowances	57	147
Purchases of environmental allowances	(511)	(511)
Insurance proceeds for recovery of damaged property, plant and equipment	198	3
Proceeds from sale of property, plant and equipment, including nuclear fuel	21	137
Other, net	7	(5)

Cash used in investing activities	(2,162)	(4,959)

Cash flows - financing activities:
Issuances of debt	424	2,200
Repayments/repurchases of debt	(764)	(2,269)
Net borrowings under accounts receivable financing	475	750
Borrowings under Revolving Credit Facility	150	50
Repayments under Revolving Credit Facility	(150)	(50)
Borrowings under Commodity-Linked Facility	987	1,802
Repayments under Commodity-Linked Facility	(987)	(1,802)
Debt issuance costs	(2)	(32)
Stock repurchases	(776)	(1,021)
Dividends paid to common stockholders	(229)	(230)

Vistra – Press Release

Nov. 6, 2025, Page 8

VISTRA CORP.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited) (Millions of Dollars)

	Nine Months Ended September 30,
	2025	2024
Dividends paid to preferred stockholders	(117)	(98)
Dividends paid to noncontrolling interest holders	—	(15)
Tax withholding on stock based compensation	(51)	(11)
Principal payment on forward repurchase obligation	(41)	—
TRA Repurchase and tender offer - return of capital	—	(122)
Other, net	21	(2)

Cash used in financing activities	(1,060)	(850)

Net change in cash, cash equivalents and restricted cash	(584)	(2,599)
Cash, cash equivalents and restricted cash - beginning balance	1,222	3,539

Cash, cash equivalents and restricted cash - ending balance	$638	$940

Vistra – Press Release

Nov. 6, 2025, Page 9

VISTRA CORP.

NON-GAAP RECONCILIATIONS – ADJUSTED EBITDA

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2025

(Unaudited) (Millions of Dollars)

	Retail	Texas	East	West	Eliminations / Corp and Other	Ongoing Operations Consolidated	Asset Closure	Vistra Corp. Consolidated
Net income (loss)	$(40)	$823	$354	$105	$(564)	$678	$(26)	$652
Income tax expense	—	—	—	—	204	204	—	204
Interest expense and related charges (a)	18	(9)	(16)	(2)	294	285	1	286
Depreciation and amortization (b)	23	195	338	14	18	588	—	588

EBITDA before Adjustments	1	1,009	676	117	(48)	1,755	(25)	1,730
Unrealized net (gain) loss resulting from commodity hedging transactions	20	(239)	93	(57)	—	(183)	(1)	(184)
Purchase accounting impacts	8	1	8	—	—	17	—	17
Non-cash compensation expenses	—	—	—	—	36	36	—	36
Transition and merger expenses	3	—	3	—	16	22	—	22
Impairment of long-lived assets	—	—	5	—	—	5	—	5
Decommissioning-related activities (c)	—	5	(74)	1	—	(68)	6	(62)
ERP system implementation expenses	—	—	1	—	—	1	—	1
Other, net	5	8	7	2	(26)	(4)	3	(1)

Adjusted EBITDA	$37	$784	$719	$63	$(22)	$1,581	$(17)	$1,564

(a)	Includes $10 million of unrealized mark-to-market net losses on interest rate swaps.
(b)	Includes nuclear fuel amortization of $35 million and $94 million, respectively, in the Texas and East segments.
(c)	Represents net of all NDT (income) loss of the PJM nuclear facilities and all ARO and environmental remediation expenses.

Vistra – Press Release

Nov. 6, 2025, Page 10

VISTRA CORP.

NON-GAAP RECONCILIATIONS – ADJUSTED EBITDA

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025

(Unaudited) (Millions of Dollars)

	Retail	Texas	East	West	Eliminations / Corp and Other	Ongoing Operations Consolidated	Asset Closure	Vistra Corp. Consolidated
Net income (loss)	$969	$966	$(16)	$132	$(1,203)	$848	$(137)	$711
Income tax expense	—	—	1	—	103	104	—	104
Interest expense and related charges (a)	53	(41)	(36)	(4)	933	905	3	908
Depreciation and amortization (b)	70	573	1,146	45	57	1,891	(2)	1,889

EBITDA before Adjustments	1,092	1,498	1,095	173	(110)	3,748	(136)	3,612
Unrealized net (gain) loss resulting from commodity hedging transactions	(136)	(109)	621	(7)	—	369	(2)	367
Purchase accounting impacts	16	1	31	—	—	48	—	48
Non-cash compensation expenses	—	—	—	—	82	82	—	82
Transition and merger expenses	8	—	4	—	50	62	—	62
Impairment of long-lived assets	—	68	5	—	—	73	—	73
Insurance income (c)	—	(80)	—	—	—	(80)	(21)	(101)
Decommissioning-related activities (d)	—	14	(120)	1	—	(105)	95	(10)
ERP system implementation expenses	3	3	4	—	—	10	1	11
Other, net (e)	(6)	21	11	7	(70)	(37)	5	(32)

Adjusted EBITDA	$977	$1,416	$1,651	$174	$(48)	$4,170	$(58)	$4,112

(a)	Includes $84 million of unrealized mark-to-market net losses on interest rate swaps.
(b)	Includes nuclear fuel amortization of $96 million and $270 million, respectively, in the Texas and East segments.
(c)

Includes involuntary conversion gain recognized from Martin Lake Incident property damage insurance in the Texas segment and revenues from Moss Landing Incident business interruption proceeds in the Asset Closure segment.

(d)	Represents net of all NDT (income) loss of the PJM nuclear facilities and all ARO and environmental remediation expenses.
(e)	Includes the final application of bill credits to large commercial and industrial customers that curtailed their usage during Winter Storm Uri in the Retail segment.

Vistra – Press Release

Nov. 6, 2025, Page 11

VISTRA CORP.

NON-GAAP RECONCILIATIONS – ADJUSTED EBITDA

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2024

(Unaudited) (Millions of Dollars)

	Retail	Texas	East	West	Eliminations / Corp and Other	Ongoing Operations Consolidated	Asset Closure	Vistra Corp. Consolidated
Net income (loss)	$(1,226)	$3,354	$526	$155	$(952)	$1,857	$(20)	$1,837
Income tax expense	—	—	—	—	555	555	—	555
Interest expense and related charges (a)	16	(11)	(4)	(1)	331	331	1	332
Depreciation and amortization (b)	31	183	336	15	17	582	7	589

EBITDA before Adjustments	(1,179)	3,526	858	169	(49)	3,325	(12)	3,313
Unrealized net (gain) loss resulting from commodity hedging transactions	1,275	(2,773)	(254)	(101)	—	(1,853)	(2)	(1,855)
Purchase accounting impacts	1	1	(4)	—	—	(2)	—	(2)
Non-cash compensation expenses	—	—	—	—	23	23	—	23
Transition and merger expenses	—	1	1	—	23	25	—	25
Decommissioning-related activities (c)	—	8	(72)	(1)	—	(65)	1	(64)
ERP system implementation expenses	1	1	—	—	—	2	1	3
Other, net	4	(2)	—	3	(22)	(17)	1	(16)

Adjusted EBITDA	$102	$762	$529	$70	$(25)	$1,438	$(11)	$1,427

(a)	Includes $84 million of unrealized mark-to-market net losses on interest rate swaps.
(b)	Includes nuclear fuel amortization of $28 million and $95 million, respectively, in the Texas and East segments.
(c)	Represents net of all NDT (income) loss, ARO accretion expense for operating assets, and ARO remeasurement impacts for operating assets.

Vistra – Press Release

Nov. 6, 2025, Page 12

VISTRA CORP.

NON-GAAP RECONCILIATIONS – ADJUSTED EBITDA

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024

(Unaudited) (Millions of Dollars)

	Retail	Texas	East	West	Eliminations / Corp and Other	Ongoing Operations Consolidated	Asset Closure	Vistra Corp. Consolidated
Net income (loss)	$232	$2,445	$871	$442	$(1,592)	$2,398	$(76)	$2,322
Income tax expense	—	—	—	—	694	694	—	694
Interest expense and related charges (a)	38	(33)	(4)	(1)	740	740	3	743
Depreciation and amortization (b)	85	503	873	43	50	1,554	21	1,575

EBITDA before Adjustments	355	2,915	1,740	484	(108)	5,386	(52)	5,334
Unrealized net (gain) loss resulting from commodity hedging transactions	489	(1,513)	(385)	(308)	—	(1,717)	(8)	(1,725)
Purchase accounting impacts	—	1	(8)	—	(14)	(21)	—	(21)
Impacts of Tax Receivable Agreement (c)	—	—	—	—	(5)	(5)	—	(5)
Non-cash compensation expenses	—	—	—	—	76	76	—	76
Transition and merger expenses	2	1	7	—	75	85	—	85
Decommissioning-related activities (d)	—	19	(112)	—	—	(93)	1	(92)
ERP system implementation expenses	7	6	5	1	—	19	2	21
Other, net	10	4	(5)	6	(85)	(70)	2	(68)

Adjusted EBITDA	$863	$1,433	$1,242	$183	$(61)	$3,660	$(55)	$3,605

(a)	Includes $26 million of unrealized mark-to-market net losses on interest rate swaps.
(b)	Includes nuclear fuel amortization of $80 million and $189 million, respectively, in the Texas and East segments.
(c)	Includes $10 million gain recognized on the repurchase of Tax Receivable Agreement Rights.
(d)	Represents net of all NDT (income) loss, ARO accretion expense for operating assets, and ARO remeasurement impacts for operating assets.

Vistra – Press Release

Nov. 6, 2025, Page 13

VISTRA CORP. – NON-GAAP RECONCILIATIONS 2025 GUIDANCE1

(Unaudited) (Millions of Dollars)

	Ongoing Operations		Asset Closure		Vistra Corp. Consolidated
	Low	High	Low	High	Low	High
Net income (loss)	$1,920	$2,070	$(180)	$(180)	$1,740	$1,890
Income tax expense	440	490	—	—	440	490
Interest expense and related charges (a)	1,170	1,170	—	—	1,170	1,170
Depreciation and amortization (b)	2,180	2,180	—	—	2,180	2,180
EBITDA before Adjustments	$5,710	$5,910	$(180)	$(180)	$5,530	$5,730

Unrealized net (gain) loss resulting from hedging transactions	(195)	(195)	(2)	(2)	(197)	(197)
Fresh start/purchase accounting impacts	32	32	—	—	32	32
Non-cash compensation expenses	109	109	—	—	109	109
Transition and merger expenses	65	65	—	—	65	65
Decommissioning-related activities (c)	(10)	(10)	18	18	8	8
ERP system implementation expenses & other transformational initiatives	65	65	—	—	65	65
Other, net	(76)	(76)	79	79	3	3
Adjusted EBITDA guidance	$5,700	$5,900	$(85)	$(85)	$5,615	$5,815

1	Regulation G Table 2025 Guidance prepared as of November 6, 2025, based on market curves as of October 31, 2025. Guidance excludes any potential benefit from the nuclear production tax credit.
(a)	Includes $105 million interest related to noncontrolling interest repurchase.
(b)	Includes nuclear fuel amortization of $412 million.
(c)	Represents net of all NDT income (loss) of the PJM nuclear facilities, ARO accretion expense for operating assets and ARO remeasurement impacts for operating assets.

Vistra – Press Release

Nov. 6, 2025, Page 14

VISTRA CORP. – NON-GAAP RECONCILIATIONS 2025 GUIDANCE1

(Unaudited) (Millions of Dollars)

	Ongoing Operations		Asset Closure		Vistra Corp. Consolidated
	Low	High	Low	High	Low	High
Adjusted EBITDA guidance	$5,700	$5,900	$(85)	$(85)	$5,615	$5,815

Interest paid, net	(1,141)	(1,141)	—	—	(1,141)	(1,141)
Tax (paid) / received	(70)	(70)	—	—	(70)	(70)
Working capital, margin deposits and accrued environmental allowances	(143)	(143)	—	—	(143)	(143)
Reclamation and remediation	(39)	(39)	(70)	(70)	(109)	(109)
ERP system implementation expenses & other transformational initiatives	(47)	(47)	—	—	(47)	(47)
Other changes in other operating assets and liabilities	39	39	(20)	(20)	19	19
Cash provided by operating activities	$4,299	$4,499	$(175)	$(175)	$4,124	$4,324

Capital expenditures including nuclear fuel purchases and LTSA prepayments	(1,435)	(1,435)	—	—	(1,435)	(1,435)
Other net investing activities	(21)	(21)	—	—	(21)	(21)
Working capital, margin deposits and accrued environmental allowances	143	143	—	—	143	143
Transition and merger expenses	138	138	—	—	138	138
Interest on noncontrolling interest repurchase obligation	105	105	—	—	105	105
ERP system implementation expenses & other transformational initiatives	71	71	—	—	71	71
Adjusted free cash flow before growth guidance	$3,300	$3,500	$(175)	$(175)	$3,125	$3,325

1	Regulation G Table 2025 Guidance prepared as of November 6, 2025, based on market curves as of October 31, 2025.

Vistra – Press Release

Nov. 6, 2025, Page 15

VISTRA CORP. – NON-GAAP RECONCILIATIONS 2026 GUIDANCE1

(Unaudited) (Millions of Dollars)

	Ongoing Operations		Asset Closure		Vistra Corp. Consolidated
	Low	High	Low	High	Low	High
Net income (loss)	$3,100	$3,730	$(90)	$(90)	$3,010	$3,640
Income tax expense	830	1,000	—	—	830	1,000
Interest expense and related charges (a)	1,200	1,200	—	—	1,200	1,200
Depreciation and amortization (b)	2,150	2,150	—	—	2,150	2,150
EBITDA before Adjustments	$7,280	$8,080	$(90)	$(90)	$7,190	$7,990

Unrealized net (gain) loss resulting from hedging transactions	(728)	(728)	—	—	(728)	(728)
Fresh start/purchase accounting impacts	58	58	—	—	58	58
Non-cash compensation expenses	137	137	—	—	137	137
Transition and merger expenses	29	29	—	—	29	29
Decommissioning-related activities (c)	64	64	22	22	86	86
ERP system implementation expenses & other transformational initiatives	17	17	—	—	17	17
Other, net	(57)	(57)	(12)	(12)	(69)	(69)
Adjusted EBITDA guidance	$6,800	$7,600	$(80)	$(80)	$6,720	$7,520

1	Regulation G Table 2026 Guidance prepared as of November 6, 2025, based on market curves as of October 31, 2025. Guidance excludes any potential benefit from the nuclear production tax credit.
(a)	Includes $60 million interest related to noncontrolling interest repurchase.
(b)	Includes nuclear fuel amortization of $423 million.
(c)	Represents net of all NDT income (loss) of the PJM nuclear facilities, ARO accretion expense for operating assets and ARO remeasurement impacts for operating assets.

Vistra – Press Release

Nov. 6, 2025, Page 16

VISTRA CORP. – NON-GAAP RECONCILIATIONS 2026 GUIDANCE1

(Unaudited) (Millions of Dollars)

	Ongoing Operations		Asset Closure		Vistra Corp. Consolidated
	Low	High	Low	High	Low	High
Adjusted EBITDA guidance	$6,800	$7,600	$(80)	$(80)	$6,720	$7,520

Interest paid, net	(1,125)	(1,125)	—	—	(1,125)	(1,125)
Tax (paid) / received	(111)	(111)	—	—	(111)	(111)
Working capital, margin deposits and accrued environmental allowances	640	640	—	—	640	640
Reclamation and remediation	(78)	(78)	(80)	(80)	(158)	(158)
ERP system implementation expenses & other transformational initiatives	(16)	(16)	—	—	(16)	(16)
Other changes in other operating assets and liabilities	(112)	(112)	(5)	(5)	(117)	(117)
Cash provided by operating activities	$5,998	$6,798	$(165)	$(165)	$5,833	$6,633

Capital expenditures including nuclear fuel purchases and LTSA prepayments	(1,536)	(1,536)	—	—	(1,536)	(1,536)
Other net investing activities	(20)	(20)	—	—	(20)	(20)
Working capital, margin deposits and accrued environmental allowances	(640)	(640)	—	—	(640)	(640)
Transition and merger expenses	41	41	—	—	41	41
Interest on noncontrolling interest repurchase obligation	60	60	—	—	60	60
ERP system implementation expenses & other transformational initiatives	22	22	—	—	22	22
Adjusted free cash flow before growth guidance	$3,925	$4,725	$(165)	$(165)	$3,760	$4,560

1	Regulation G Table 2026 Guidance prepared as of November 6, 2025, based on market curves as of October 31, 2025.